UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 9, 2015

ONEBEACON INSURANCE GROUP, LTD.
(Exact name of Registrant as Specified in its Charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

601 Carlson Parkway
Minnetonka, Minnesota 55305
(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9th, 2015, OneBeacon Insurance Group, Ltd. (the “Company”) announced that Dennis A. Crosby, Executive Vice President, assumed responsibility for overseeing the Professional Insurance and Accident business units in connection with a reorganization of the internal reporting structure of the Company and its subsidiaries. These underwriting operating segments previously reported to Paul F. Romano, Executive Vice President, who is leaving the Company.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press Release of OneBeacon Insurance Group, Ltd. dated February 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

	By:	/s/ T. Michael Miller
T. Michael Miller
President and Chief Executive Officer
Date: February 13, 2015